UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09005
Name of Registrant:	Vanguard Massachusetts Tax-Exempt Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2011 – November 30, 2012
Item 1: Reports to Shareholders

Annual Report | November 30, 2012

Vanguard Massachusetts Tax-Exempt Fund

> Investor demand for Massachusetts state and local government bonds was strong even as issuers struggled to balance their budgets.

> For the 12 months ended November 30, 2012, Vanguard Massachusetts

Tax-Exempt Fund returned 10.41%, outpacing its benchmark index but lagging the average return of peers.

> The fund’s long-term performance remained ahead of the average result for competing Massachusetts funds.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2012
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard Massachusetts Tax-Exempt Fund	1.62%	2.63%	3.49%	6.92%	10.41%
Barclays MA Municipal Bond Index					9.57
Massachusetts Municipal Debt Funds Average					12.15
Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 35% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

Your Fund’s Performance at a Glance
November 30, 2011, Through November 30, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Massachusetts Tax-Exempt Fund	$10.41	$11.13	$0.349	$0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Massachusetts Tax-Exempt Fund returned 10.41% for the 12 months ended November 30, 2012. The fund’s result put it ahead of its benchmark, the Barclays Massachusetts Municipal Bond Index, which posted a return of 9.57%.

The fund lagged the 12.15% average return of its peer group because of factors that have proved to be advantageous in more risk-averse times. Specifically, the fund’s holdings were of higher credit quality and shorter duration. (The shorter a fund’s duration, which is a gauge of price sensitivity, the less prices decline when interest rates rise).

The fund’s performance was strong from a historical perspective, but keep in mind that, for reasons I’ll discuss later in this letter, we anticipate a more challenging environment for both municipal and taxable bond investors in coming years.

As demand for municipal bonds drove prices higher, yields fell. (Bond yields and prices move in opposite directions.) The 30-day SEC yield for the fund fell to 1.62% as of November 30, 2012, from 2.53% a year earlier.

Please note: The fund is permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). However, as of November 30, it owned none of these bonds.

Bonds notched solid results, but challenges lie ahead

The broad U.S. taxable bond market returned more than 5% for the 12 months. The municipal bond market performed more robustly, with returns of about 10%.

As bond prices rose, the yield of the 10-year U.S. Treasury note slipped to a record low in July, closing below 1.5%. By the end of the period, the yield had climbed, but it still remained exceptionally low by historical standards.

After years of relatively high bond returns, investors shouldn’t be surprised if future results are much more modest. The low yields mean the opportunity for similarly strong returns has diminished.

As it has since late 2008, the Federal Reserve held its target for short-term interest rates between 0% and 0.25%, which kept a tight lid on returns from money market funds and savings accounts. Shortly after the period closed, the Fed announced that it would not boost interest rates until unemployment fell to 6.5% or lower, provided the long-term inflation outlook remains around 2% or less. Based on current Fed economic projections, short-term interest rates are expected to remain near zero into 2015.

Stocks weathered turbulence to record a healthy advance

Global stock markets seesawed through the 12 months ended November 30, ultimately finishing with double-digit gains.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2012
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.51%	5.68%	6.04%
Barclays Municipal Bond Index (Broad tax-exempt market)	10.17	7.13	6.23
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.08	0.50

Stocks
Russell 1000 Index (Large-caps)	16.19%	11.63%	1.57%
Russell 2000 Index (Small-caps)	13.09	13.85	2.82
Russell 3000 Index (Broad U.S. Market)	15.95	11.80	1.67
MSCI All Country World Index ex USA (International)	11.65	3.41	-3.84

CPI
Consumer Price Index	1.76%	2.10%	1.84%

U.S. stocks led the way, returning about 16%, followed by European and emerging markets stocks. Stocks in the developed markets of the Pacific region had the smallest return but still rose about 10%.

The gains masked a significant level of apprehension during the period, with investors concerned about U.S. economic growth and the finances of European governments and banks. Worries about Europe, in particular, flared up in the spring and then quieted in the summer. The president of the European Central Bank declared in July that policymakers would do whatever was needed to preserve the euro common currency.

Although investors’ worries have eased, Europe’s financial troubles aren’t resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening persists in the face of weak economic growth.

As the period drew to a close soon after the U.S. elections, attention to the United States’s considerable budgetary challenges intensified. The near-term focus on the “fiscal cliff” led to unsettling headlines and nervousness in the markets. But it also sparked serious debate about spending and tax policy options, and such attention

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Massachusetts Tax-Exempt Fund	0.17%	1.12%

The fund expense ratio shown is from the prospectus dated March 28, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2012, the fund’s expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by
Lipper Inc. and captures information through year-end 2011.

Peer group: Massachusetts Municipal Debt Funds.

could prove a first step to a long-term solution that resolves the nation’s fiscal imbalance and opens the way for growth.

Investors’ search for yield helped boost muni returns

Massachusetts has struggled with many of the same postrecession economic challenges as the rest of the country. As the chart on page 7 illustrates, total tax collection for the state rebounded from recession lows allowing the Commonwealth’s income tax rate to be reduced slightly for 2012. However, the pace of growth has softened in recent quarters. And while Massachusetts’ payrolls have been growing, they remain a little below prerecession levels, which has weighed on the state’s revenues from personal income tax and sales tax.

On the cost side of the budget equation, state and local governments have made hard decisions to rein in spending, leaving them with little appetite to take on new capital projects. Many of them have, however, strengthened their finances by refinancing existing debt at today’s exceptionally low interest rates. In Massachusetts, the result for the 12-month period was a more or less flat level of total tax-exempt bond issuance, although much of the issuance represented refinancing activity.

Despite the financial challenges facing Massachusetts state and local governments, demand for municipal bonds ran high. Part of the reason was limited net new supply, which the Advisor’s Report discusses in more detail.

Total Returns
Ten Years Ended November 30, 2012
Average
Annual Return
Massachusetts Tax-Exempt Fund	5.12%
Spliced MA Tax-Exempt Index	5.47
Massachusetts Municipal Debt Funds Average	4.70

For a benchmark description, see the Glossary.
Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

In addition, muni returns were attractive compared with those of U.S. Treasury bonds. Especially popular with yield-hungry investors were bonds with longer maturities (despite the potential for sharp price declines should interest rates rise) and lower credit ratings (again, despite the potential for sharp price declines should investors grow more wary of risk).

In this context, the Massachusetts Tax-Exempt Fund returned more than 10% for the year. Its holdings in longer-maturity and lower-quality investment-grade bonds allowed it to outpace its benchmark index. However, because many of its peers held even larger stakes of both, the fund lagged the average return of its peer group.

In terms of sectors, the long-term fund’s holdings in essential service bonds performed well. These bonds, which typically finance projects such as water and sewer facilities, benefit from an income stream dedicated to servicing debt and are therefore less affected by the economic cycle or fluctuations in general tax revenues. Security selection also helped the fund’s relative performance.

Over the decade, the fund has surpassed its peers

As you know, in March we changed the Massachusetts Tax-Exempt Fund’s benchmark from the national index to a state-specific one. For the ten years ended November 30, 2012, the fund’s average annual return of 5.12% trailed its new benchmark’s return of 5.47%.

While we keep an eye on benchmark indexes, our most important measure of relative success is how a fund performs compared with peers operating in the same market. Over the past ten years, the Massachusetts Tax-Exempt Fund has delivered superior performance: The average annual return of the bond fund of 5.12% exceeds the average return of its peers (4.70%). The results reflect the skilled management of its investment advisor, Vanguard Fixed Income Group. The fund’s low cost profile helped as well.

It’s always a good idea to tune out the “noise”

Municipal bonds have made headlines periodically since the financial crisis, with a handful of issuers filing for bankruptcy protection. But headlines can be flashier than the underlying reality. Such defaults aren’t necessarily unusual, but they represent only a tiny fraction of the dollar amount of the overall muni market (and they typically occur among the types of bonds we steer away from).

Moreover, state and municipal debt burdens remain manageable relative to the size of their economies—and the last thing issuers want is to default and have the door to the muni market closed to them by investors shunning future bond issues.

At Vanguard, our seasoned team of credit analysts continually monitors the underlying realities of the municipal market, independent of the hubbub generated by instant reactions to events or ratings assigned by credit rating agencies. Our analysts conduct in-depth

Investment insight
An unclear tax collection picture keeps state issuers cautious
After a steep falloff associated with the financial crisis, tax revenue for the states rebounded. Tax collections for the states as a whole and for
Massachusetts have been rising since then, but the pace of recovery has slowed recently. The difficult revenue picture has generally produced “austerity” budgets,
a~~n~~d state governments have become very selective in the bonds they issue to finance expenditures for capital improvements and general spending.

Year-over-year percentage change (rolling four quarters) in tax collections

Sources: Vanguard and The Nelson A. Rockefeller Institute of Government.

reviews of securities we’re considering purchasing, and they keep an eye on changes in the credit quality of those already in our portfolios.

Returns from bonds, both municipal and taxable, have been impressive of late. But, as I mentioned earlier, with current interest rates at very low levels, we anticipate that future bond returns will be lower. I point this out to help set realistic expectations—not to encourage you to abandon a sensible bond allocation. Bonds have an important role to play in a portfolio because of the diversification benefits they provide.

Stepping back from the latest headlines or the latest returns and gaining some perspective before making a decision is a good practice for any investor, for any investment, in any environment.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 18, 2012

Advisor’s Report

For the fiscal year ended November 30, 2012, Vanguard Massachusetts Tax-Exempt Fund returned 10.41%. The fund outpaced its benchmark—the Barclays Massachusetts Municipal Bond Index, which returned 9.57%—but lagged the 12.15% average return of its peers.

The investment environment

The period was marked by another round of untraditional Federal Reserve strategies aimed at lowering interest rates and spurring economic growth. Shortly before the fiscal year began, the Fed launched “Operation Twist,” a Treasury bond-buying program intended to reduce longer-term interest rates. The program was extended during the year, and the Fed added another bond-buying program that is aimed at lowering mortgage rates. (Throughout the period, the Fed maintained its three-year-old policy that has kept short-term yields anchored at historic lows.) Then, shortly after the fiscal year ended, the central bank said that it would tie its monetary program to specific levels of employment improvement—an announcement aimed at making Fed decisions more transparent than they have been historically.

In addition to lowering longer-term yields generally, the impact of the Fed’s policies can be seen in the “flattening” of the yield curve—the spectrum of yields from lowest to highest. For example, yields of 30-year municipal bonds declined during the fiscal year by 1.37 percentage points to 2.47%, while those of 10-year bonds fell by 0.75 of a percentage point. The slide in yields

Yields of Tax-Exempt Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2011	2012
2 years	0.42%	0.30%
5 years	1.12	0.64
10 years	2.22	1.47
30 years	3.84	2.47
Source: Vanguard.

helped boost bond prices and returns (prices and yields move in opposite directions).

Massachusetts state and local governments have been taking advantage of the lower interest rates to issue refunding bonds, designed to reduce debt costs. Nationally, although about 20% more bonds were issued in fiscal 2012 than during our previous fiscal year (compared with a 1% decline in Massachusetts), about 60% of these were earmarked for refunding, the highest ratio in at least 15 years. By contrast, bonds to finance new and upgraded infrastructure projects were issued more selectively by Massachusetts and many other states as they wrestled with the continued effects of the recession on their budgets.

State and local governments typically lag in recovering from recessions, as taxes from revived levels of income begin percolating through the system. But the depth of the Great Recession, the tribulations of the housing market, and the weaker-than-hoped-for pace of the national economic recovery have made the lag even longer for many. This has been the case for Massachusetts, although it has been recovering from its 2009 economic low point somewhat more quickly than the nation as a whole, according to an index of state economic conditions published by the Federal Reserve Bank of Philadelphia. The state’s economy grew by 9.5% over the 12 months through November 2012, about 2 percentage points ahead of the growth of the national economy for the same period.

Management of the funds

The strength of the Massachusetts municipal bond market during the 12 months under review stemmed from several factors. The decline in yields, as we mentioned, helped boost prices and fund returns. So did a shortage of new issues compared with the supply of maturing bonds and other redemptions. Such a period of “net negative supply” made it challenging for us to execute our strategy, given how selective we are in the bonds that we add to our portfolios.

The reduced supply met strong demand from investors. In a scramble for yield as the Fed continued pushing rates downward, many favored longer-term and high-yield bonds, which carry higher yields as compensation for their greater interest rate and credit risks. The relative valuation of municipal bonds was also attractive. Yields of 10-year munis, for example, stood roughly on a par with those of Treasuries of the same maturity; historically, their average annual yield has been about 85% of what comparable Treasuries yielded. Uncertainty over government tax policy also whetted investor demand.

Through careful bond selection—a team effort by portfolio managers, traders, and credit analysts—the fund surpassed its benchmark index. (The role of credit analysts, always important at Vanguard, has taken on a higher urgency as state and local governments have struggled in the aftermath of the recession.) The team had some success in redeploying proceeds from refunded issues in the primary market, particularly with more prominent issuers such as the Massachusetts Bay Transportation Authority and the Massachusetts School Building Authority.

Marlin G. Brown, Portfolio Manager

Christopher W. Alwine, CFA, Principal,
Head of Municipal Bond Funds

Vanguard Fixed Income Group

December 18, 2012

Massachusetts Tax-Exempt Fund

Fund Profile
As of November 30, 2012

Financial Attributes
		Barclays
		MA	Barclays
		Muni	Municipal
		Bond	Bond
	Fund	Index	Index
Number of Bonds	250	1,645	46,378
Yield to Maturity
(before expenses)	1.6%	1.6%	1.9%
Average Coupon	4.7%	4.9%	4.9%
Average Duration	6.1 years	6.2 years	6.1 years
Average Effective
Maturity	6.9 years	6.6 years	5.8 years
Ticker Symbol	VMATX	—	—
Expense Ratio[1]	0.17%	—	—
30-Day SEC Yield	1.62%	—	—
Short-Term
Reserves	6.3%	—	—

Volatility Measures
		Barclays
	Barclays MA	Municipal
	Muni Bond	Bond
	Index	Index
R-Squared	0.99	0.98
Beta	1.02	1.05
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity (% of
portfolio)
Under 1 Year	8.3%
1 - 3 Years	15.1
3 - 5 Years	15.9
5 - 10 Years	48.1
10 - 20 Years	9.4
20 - 30 Years	3.2

Distribution by Credit Quality (% of portfolio)
AAA	23.8%
AA	58.7
A	12.9
BBB	4.5
Not Rated	0.1
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratio shown is from the prospectus dated March 28, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2012, the expense ratio was 0.16%.

Massachusetts Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2002, Through November 30, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended November 30, 2012
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Massachusetts Tax-Exempt Fund	10.41%	5.82%	5.12%	$16,471
••••••••	Spliced MA Tax-Exempt Index	9.57	6.33	5.47	17,026
– – – –	Massachusetts Municipal Debt
	Funds Average	12.15	5.59	4.70	15,823
	Barclays Municipal Bond Index	10.17	6.23	5.45	17,005
For a benchmark description, see the Glossary.
Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Massachusetts Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2002, Through November 30, 2012
				Spliced MA
				Tax-Exempt
				Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2003	4.51%	2.19%	6.70%	6.45%
2004	4.13	-0.88	3.25	3.82
2005	4.12	-0.59	3.53	3.43
2006	4.38	2.16	6.54	6.13
2007	4.18	-2.03	2.15	3.27
2008	4.00	-6.72	-2.72	-1.30
2009	4.42	7.94	12.36	13.60
2010	3.80	-0.39	3.41	3.96
2011	3.76	2.56	6.32	6.41
2012	3.49	6.92	10.41	9.57
For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Massachusetts
Tax-Exempt Fund	12/9/1998	8.17%	5.66%	4.09%	0.58%	4.67%

Massachusetts Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.2%)
Massachusetts (98.1%)
Beverly MA GO	5.250%	11/1/13 (14)	1,855	1,939
Boston MA GO	5.000%	3/1/16	7,295	8,362
Boston MA GO	5.000%	2/1/24	2,345	3,024
Boston MA Housing Authority Revenue	5.000%	4/1/23 (4)	2,000	2,254
Boston MA Housing Authority Revenue	5.000%	4/1/25 (4)	5,440	6,056
Boston MA Water & Sewer Commission
Revenue	5.750%	11/1/13	105	110
Boston MA Water & Sewer Commission
Revenue	5.000%	11/1/20	1,550	1,994
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/25	3,725	4,535
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/30	1,000	1,213
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/30	500	628
Braintree MA GO	5.000%	5/15/27	4,000	4,811
Cambridge MA GO	5.000%	1/1/23	850	1,094
Holyoke MA Gas & Electric Department Revenue	5.000%	12/1/12 (Prere.)	2,395	2,395
Littleton MA GO	5.000%	1/15/22 (14)	1,280	1,300
Massachusetts Bay Transportation Authority
Assessment Revenue	5.000%	7/1/14 (Prere.)	5,000	5,371
Massachusetts Bay Transportation Authority
Assessment Revenue	5.000%	7/1/22	5,500	7,173
Massachusetts Bay Transportation Authority
Assessment Revenue	5.250%	7/1/34	14,500	17,181
Massachusetts Bay Transportation Authority
Assessment Revenue	5.000%	7/1/41	3,000	3,607
Massachusetts Bay Transportation Authority
General Transportation Revenue	6.200%	3/1/16	5,325	5,756
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/17 (ETM)	75	92
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/17	2,375	2,889
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.000%	7/1/18 (Prere.)	10,000	12,370
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/22	3,500	4,650
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/22	5,285	7,149
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.000%	7/1/24	1,325	1,741

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/24	2,500	3,415
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/26 (14)	2,000	2,770
Massachusetts Bay Transportation Authority
Sales Tax Revenue	0.000%	7/1/29	1,020	508
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/29 (14)	3,000	4,276
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/33	3,850	5,408
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/33	15,000	21,069
1 Massachusetts Bay Transportation Authority
Sales Tax Revenue TOB VRDO	0.410%	12/7/12	2,896	2,896
Massachusetts Bay Transportation Authority
Sales Tax Revenue VRDO	0.170%	12/7/12	800	800
Massachusetts College Building Authority
Revenue	0.000%	5/1/17 (10)	3,340	3,134
Massachusetts College Building Authority
Revenue	5.000%	5/1/29	1,500	1,779
Massachusetts College Building Authority
Revenue	5.000%	5/1/30	1,500	1,776
Massachusetts College Building Authority
Revenue	5.000%	5/1/30	1,075	1,327
Massachusetts College Building Authority
Revenue	5.000%	5/1/36	5,000	5,997
Massachusetts College Building Authority
Revenue	5.000%	5/1/41	3,000	3,570
Massachusetts College Building Authority
Revenue	5.000%	5/1/43	1,010	1,201
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/20	3,500	4,302
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/32	2,120	2,444
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/37	5,000	5,692
Massachusetts Department of Transportation
Metropolitan Highway System Revenue
VRDO	0.150%	12/7/12	7,800	7,800
Massachusetts Department of Transportation
Metropolitan Highway System Revenue
VRDO	0.160%	12/7/12	290	290
Massachusetts Department of Transportation
Metropolitan Highway System Revenue
VRDO	0.160%	12/7/12	900	900
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/18	2,000	2,233
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/20	3,105	3,464
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/22	1,985	2,181
Massachusetts Development Finance Agency
Revenue (Berklee College of Music)	5.250%	10/1/41	2,000	2,320
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/28	1,250	1,438

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/29	1,500	1,722
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/30	1,430	1,633
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/31	750	855
Massachusetts Development Finance Agency
Revenue (Boston College)	5.000%	7/1/19	500	625
Massachusetts Development Finance Agency
Revenue (Boston College)	5.000%	7/1/29	680	822
Massachusetts Development Finance Agency
Revenue (Boston College)	5.000%	7/1/40	2,000	2,323
Massachusetts Development Finance Agency
Revenue (Boston Medical Center)	5.000%	7/1/29	2,750	3,076
Massachusetts Development Finance Agency
Revenue (Boston University)	6.000%	5/15/29 (2)	1,400	1,862
Massachusetts Development Finance Agency
Revenue (Boston University)	5.000%	10/1/35 (2)	2,000	2,172
Massachusetts Development Finance Agency
Revenue (Boston University)	5.375%	5/15/39	1,575	2,067
Massachusetts Development Finance Agency
Revenue (Boston University)	5.000%	7/1/42	5,000	5,738
Massachusetts Development Finance Agency
Revenue (Boston University)	6.000%	5/15/59 (10)	4,000	5,263
Massachusetts Development Finance Agency
Revenue (Boston University) VRDO	0.180%	12/3/12 LOC	700	700
Massachusetts Development Finance Agency
Revenue (Carleton-Willard Village)	5.250%	12/1/25	600	667
Massachusetts Development Finance Agency
Revenue (Carleton-Willard Village)	5.625%	12/1/30	550	620
Massachusetts Development Finance Agency
Revenue (College of Pharmacy & Allied Health
Services)	5.750%	7/1/13 (Prere.)	1,000	1,042
Massachusetts Development Finance Agency
Revenue (Combined Jewish Philanthropies
of Greater Boston Inc. Project)	5.250%	2/1/22	1,225	1,234
Massachusetts Development Finance Agency
Revenue (Commonwealth Contract Assistance)	5.500%	2/1/40	2,160	2,567
Massachusetts Development Finance Agency
Revenue (Cushing Academy Issue) VRDO	0.150%	12/7/12 LOC	3,700	3,700
Massachusetts Development Finance Agency
Revenue (Deerfield Academy)	5.000%	4/1/13 (Prere.)	1,500	1,524
Massachusetts Development Finance Agency
Revenue (Dominion Energy Brayton Project)
PUT	2.250%	9/1/16	4,720	4,853
Massachusetts Development Finance Agency
Revenue (Draper Laboratory)	5.750%	9/1/25	5,000	6,177
Massachusetts Development Finance Agency
Revenue (Emerson College)	5.000%	1/1/40	2,500	2,704
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.000%	10/15/28	1,000	1,235
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.250%	2/1/34	6,000	7,453

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.000%	10/15/40	8,000	9,637
Massachusetts Development Finance Agency
Revenue (Merrimack College)	5.000%	7/1/32	1,450	1,608
Massachusetts Development Finance Agency
Revenue (Merrimack College)	5.250%	7/1/42	500	558
Massachusetts Development Finance Agency
Revenue (Mount Holyoke College)	5.000%	7/1/36	1,500	1,744
Massachusetts Development Finance Agency
Revenue (Neville Communities)	6.000%	6/20/44	1,500	1,581
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	10/1/29	3,250	3,914
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	10/1/30	1,750	2,099
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/31	5,705	6,772
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/36	3,000	3,493
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/41	8,000	9,249
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.375%	7/1/41	4,000	4,646
Massachusetts Development Finance Agency
Revenue (Shady Hill) VRDO	0.150%	12/7/12 LOC	800	800
Massachusetts Development Finance Agency
Revenue (Simmons College)	5.250%	10/1/33 (10)	1,500	1,792
Massachusetts Development Finance Agency
Revenue (Smith College)	5.000%	7/1/35	1,000	1,092
Massachusetts Development Finance Agency
Revenue (Suffolk University)	5.000%	7/1/30	3,000	3,391
Massachusetts Development Finance Agency
Revenue (Suffolk University)	5.125%	7/1/40	3,000	3,335
Massachusetts Development Finance Agency
Revenue (Tufts Medical Center)	7.250%	1/1/32	2,500	3,212
Massachusetts Development Finance Agency
Revenue (Tufts Medical Center)	6.875%	1/1/41	2,000	2,464
Massachusetts Development Finance Agency
Revenue (UMASS Memorial Medical Center)	5.125%	7/1/26	2,750	3,135
Massachusetts Development Finance Agency
Revenue (UMASS Memorial Medical Center)	5.500%	7/1/31	2,250	2,621
Massachusetts Development Finance Agency
Revenue (Wellesley College)	5.000%	7/1/42	2,000	2,409
Massachusetts Development Finance Agency
Revenue (Wentworth Institute of Technology)
VRDO	0.180%	12/7/12 LOC	4,665	4,665
Massachusetts Development Finance Agency
Revenue (Western New England College)	5.875%	12/1/12 (Prere.)	470	475
Massachusetts Development Finance Agency
Revenue (Western New England College)	6.125%	12/1/12 (Prere.)	1,000	1,010
Massachusetts Development Finance Agency
Revenue (WGBH Educational Foundation)	5.000%	1/1/36 (12)	5,000	5,444
Massachusetts Development Finance Agency
Revenue (Worcester Polytechnic Institute)	5.000%	9/1/50	2,000	2,289

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Educational Financing Authority
Education Loan Revenue	5.500%	1/1/17	3,000	3,437
Massachusetts GO	5.000%	11/1/14	3,275	3,564
Massachusetts GO	5.000%	12/1/14 (Prere.)	3,150	3,433
Massachusetts GO	5.000%	3/1/15 (Prere.)	5,250	5,789
Massachusetts GO	5.000%	3/1/15 (Prere.)	10,000	11,027
Massachusetts GO	5.000%	9/1/15 (Prere.)	2,000	2,249
Massachusetts GO	5.000%	9/1/15 (Prere.)	10,000	11,246
Massachusetts GO	5.500%	10/1/15	17,990	20,528
Massachusetts GO	5.000%	10/1/17	4,000	4,803
Massachusetts GO	5.500%	11/1/17	5,100	6,262
Massachusetts GO	5.250%	8/1/18 (4)	5,060	6,280
Massachusetts GO	5.000%	10/1/18	6,000	7,396
Massachusetts GO	5.500%	10/1/18	4,955	6,248
Massachusetts GO	5.500%	8/1/19	5,000	6,436
Massachusetts GO	5.500%	10/1/19 (2)	2,000	2,585
Massachusetts GO	5.500%	10/1/19 (12)	1,000	1,292
Massachusetts GO	5.500%	11/1/19 (4)	5,550	7,187
Massachusetts GO	5.000%	8/1/20	4,185	5,097
Massachusetts GO	5.000%	8/1/22	4,500	5,423
Massachusetts GO	5.250%	8/1/22	5,260	6,969
Massachusetts GO	5.250%	8/1/22	5,000	6,624
Massachusetts GO	5.500%	12/1/23 (2)	4,000	5,493
Massachusetts GO	5.000%	8/1/28	4,535	5,386
Massachusetts GO	5.500%	8/1/30 (2)	11,500	16,567
1 Massachusetts GO TOB VRDO	0.180%	12/3/12	1,400	1,400
Massachusetts Health & Educational Facilities
Authority Revenue (Berklee College of Music)	5.000%	10/1/26	1,755	2,018
Massachusetts Health & Educational Facilities
Authority Revenue (Boston Medical Center)	5.000%	7/1/28	3,000	3,200
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.000%	7/1/13	5,200	5,339
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.000%	7/1/28	2,000	2,235
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.125%	7/1/33	3,000	3,327
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.125%	7/1/38	3,500	3,857
Massachusetts Health & Educational Facilities
Authority Revenue (Children’s Hospital)	5.500%	12/1/39	4,000	4,649
Massachusetts Health & Educational Facilities
Authority Revenue (Children’s Hospital) VRDO	0.180%	12/3/12 LOC	850	850
Massachusetts Health & Educational Facilities
Authority Revenue (Dana-Farber Cancer Institute)	5.000%	12/1/37	5,000	5,599
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	6.250%	4/1/20	3,000	4,115
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.000%	12/15/21	2,000	2,636
* Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.500%	11/15/36	5,000	6,210
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.000%	10/1/38	5,000	5,870

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University) TOB
VRDO	0.180%	12/3/12	5,400	5,400
Massachusetts Health & Educational Facilities
Authority Revenue (Isabella Stewart Gardner
Museum)	5.000%	5/1/27	1,650	1,932
Massachusetts Health & Educational Facilities
Authority Revenue (Isabella Stewart Gardner
Museum)	5.000%	5/1/28	2,080	2,436
Massachusetts Health & Educational Facilities
Authority Revenue (Lahey Clinic Medical Center)	5.250%	8/15/37	8,000	8,733
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.250%	7/1/16	4,090	4,789
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.250%	7/1/21	6,765	9,030
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.250%	7/1/30	5,000	7,362
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.500%	7/1/32	6,295	9,508
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.250%	7/1/33	1,500	2,229
Massachusetts Health & Educational Facilities
Authority Revenue (Museum of Fine Arts)
VRDO	0.160%	12/3/12	2,100	2,100
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/19	3,000	3,682
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/23	3,435	4,108
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/33	3,000	3,394
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)	5.250%	7/1/29	5,000	5,814
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)	5.000%	7/1/47	2,500	2,798
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)
VRDO	0.160%	12/7/12	8,200	8,200
Massachusetts Health & Educational Facilities
Authority Revenue (Simmons College)	5.000%	10/1/13 (Prere.)	1,090	1,133
Massachusetts Health & Educational Facilities
Authority Revenue (Simmons College)	5.000%	10/1/13 (Prere.)	1,175	1,222
Massachusetts Health & Educational Facilities
Authority Revenue (Simmons College)	8.000%	10/1/39	2,500	2,925
Massachusetts Health & Educational Facilities
Authority Revenue (South Coast Health System)	5.000%	7/1/39	6,000	6,510
Massachusetts Health & Educational Facilities
Authority Revenue (Sterling & Francine Clark)	5.000%	7/1/36	5,500	6,007
Massachusetts Health & Educational Facilities
Authority Revenue (Stonehill College) VRDO	0.180%	12/3/12 LOC	14,000	14,000
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University)	5.250%	2/15/22	1,400	1,837
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University)	5.250%	2/15/26	1,880	2,520

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University) VRDO	0.130%	12/3/12	6,700	6,700
Massachusetts Health & Educational Facilities
Authority Revenue (University of Massachusetts
Memorial Health Care Inc.)	5.250%	7/1/14 (2)	485	486
Massachusetts Health & Educational Facilities
Authority Revenue (Wellesley College)	5.000%	7/1/23	2,400	2,464
Massachusetts Health & Educational Facilities
Authority Revenue (Williams College)	5.000%	7/1/31	3,000	3,371
Massachusetts Health & Educational Facilities
Authority Revenue (Winchester Hospital)	5.250%	7/1/38	1,500	1,663
Massachusetts Housing Finance Agency Single
Family Housing Revenue	5.125%	12/1/28	4,000	4,434
2 Massachusetts Housing Finance Agency Single
Family Housing Revenue	2.750%	12/1/41	2,250	2,346
Massachusetts Port Authority Revenue	5.500%	7/1/16 (4)	4,000	4,631
Massachusetts Port Authority Revenue	5.000%	7/1/17 (4)	9,600	11,235
Massachusetts Port Authority Revenue	4.000%	7/1/18	1,000	1,170
Massachusetts Port Authority Revenue	5.000%	7/1/30	2,000	2,464
Massachusetts Port Authority Revenue	5.000%	7/1/31	1,000	1,224
Massachusetts Port Authority Revenue	5.000%	7/1/33	4,000	4,848
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	3,270	3,673
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	645	725
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	5,230	5,875
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	4,155	4,665
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	16,125	18,113
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	15,000	16,849
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	8,000	8,986
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	10,000	11,233
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/27	10,000	12,659
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/28	7,250	9,146
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/29	10,000	12,565
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/30	8,000	10,004
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/30 (4)	200	221
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	10/15/32	10,540	12,898
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	10/15/35	2,000	2,408
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.250%	10/15/35	12,000	14,805

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/37 (2)	6,000	6,918
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	10/15/41	9,400	11,243
1 Massachusetts School Building Authority
Dedicated Sales Tax Revenue TOB VRDO	0.180%	12/3/12	5,885	5,885
Massachusetts Special Obligation Dedicated
Tax Revenue	5.750%	1/1/14 (Prere.)	4,000	4,229
Massachusetts Special Obligation Dedicated
Tax Revenue	5.500%	1/1/27 (14)	15,000	19,667
Massachusetts Special Obligation Revenue	5.000%	12/15/13 (4)	1,895	1,989
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/21	5,000	6,516
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/20 (14)	3,000	2,618
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/25 (14)	5,000	3,526
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/28 (14)	7,000	4,368
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/15 (Prere.)	4,460	5,029
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	2/1/16	6,110	7,036
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/16	5,000	5,827
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/17	540	608
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/17	5,000	6,075
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/18	3,000	3,716
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/18	1,000	1,252
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/18	2,065	2,586
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/20	1,180	1,523
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/22	3,500	4,685
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/29	1,520	2,107
Massachusetts Water Pollution Abatement
Trust Revenue	5.750%	8/1/29	190	191
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/30	5,550	7,758
1 Massachusetts Water Pollution Abatement
Trust Revenue TOB VRDO	0.170%	12/7/12	2,900	2,900
Massachusetts Water Resources Authority
Revenue	5.250%	8/1/19 (4)	7,000	8,873
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/20	5,510	6,879
Massachusetts Water Resources Authority
Revenue	5.500%	8/1/22 (4)	1,490	1,993

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Water Resources Authority
Revenue	5.250%	8/1/31 (4)	1,000	1,390
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/34 (14)	8,000	9,329
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/35 (14)	13,900	16,209
Massachusetts Water Resources Authority
Revenue	5.250%	8/1/35 (4)	1,310	1,857
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/36	1,000	1,189
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/36 (2)	5,000	5,680
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/36	2,000	2,272
Massachusetts Water Resources Authority
Revenue	5.250%	8/1/36 (4)	2,520	3,594
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/37	4,000	4,805
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/39	2,000	2,356
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/41	7,990	9,077
Massachusetts Water Resources Authority
Revenue	5.250%	8/1/42	10,000	12,166
Metropolitan Boston MA Transit Parking Corp.
Revenue	5.000%	7/1/31	1,000	1,173
Metropolitan Boston MA Transit Parking Corp.
Revenue	5.250%	7/1/36	5,500	6,430
Newton MA School District GO	4.500%	6/15/34	3,000	3,352
University of Massachusetts Building Authority
Revenue	6.875%	5/1/14 (ETM)	690	728
University of Massachusetts Building Authority
Revenue	5.000%	11/1/19	2,000	2,516
University of Massachusetts Building Authority
Revenue	5.000%	11/1/21 (2)	5,680	6,283
University of Massachusetts Building Authority
Revenue	5.000%	11/1/22 (2)	2,695	2,976
University of Massachusetts Building Authority
Revenue	5.000%	11/1/23 (2)	1,760	1,943
University of Massachusetts Building Authority
Revenue	5.000%	11/1/24 (2)	1,980	2,174
University of Massachusetts Building Authority
Revenue	5.000%	11/1/25 (2)	1,990	2,185
Worcester MA GO	5.500%	8/15/14 (14)	280	281
Worcester MA GO	5.500%	8/15/15 (14)	240	241
Worcester MA GO	5.250%	8/15/21 (14)	315	316
				1,105,428

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Puerto Rico (1.0%)
Puerto Rico Electric Power Authority Revenue	5.500%	7/1/17 (14)	5,000	5,647
Puerto Rico GO	5.500%	7/1/19 (2)	2,250	2,517
Puerto Rico Public Buildings Authority
Government Facilities Revenue	5.250%	7/1/36	400	400
Puerto Rico Public Finance Corp. Revenue	5.125%	6/1/24 (ETM)	2,155	2,705
				11,269
Virgin Islands (0.1%)
Virgin Islands Public Finance Authority Revenue	5.250%	10/1/20	1,000	1,068
Total Tax-Exempt Municipal Bonds
(Cost $1,009,276)				1,117,765
Other Assets and Liabilities (0.8%)
Other Assets				15,337
Liabilities				(6,447)
				8,890
Net Assets (100%)
Applicable to 101,221,499 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)				1,126,655
Net Asset Value Per Share				$11.13

At November 30, 2012, net assets consisted of:
				Amount
				($000)
Paid-in Capital				1,026,931
Undistributed Net Investment Income				—
Accumulated Net Realized Losses				(8,762)
Unrealized Appreciation (Depreciation)
Investment Securities				108,489
Futures Contracts				(3)
Net Assets				1,126,655

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, the aggregate value of these securities was $18,481,000, representing 1.6% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2012.
* Securities with a value of $187,000 have been segregated as initial margin for open futures contracts.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Massachusetts Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2012
($000)
Investment Income
Income
Interest	34,999
Total Income	34,999
Expenses
The Vanguard Group—Note B
Investment Advisory Services	55
Management and Administrative	1,328
Marketing and Distribution	218
Custodian Fees	16
Auditing Fees	28
Shareholders’ Reports	7
Trustees’ Fees and Expenses	1
Total Expenses	1,653
Net Investment Income	33,346
Realized Net Gain (Loss)
Investment Securities Sold	2,607
Futures Contracts	8
Realized Net Gain (Loss)	2,615
Change in Unrealized Appreciation (Depreciation)
Investment Securities	65,818
Futures Contracts	(3)
Change in Unrealized Appreciation (Depreciation)	65,815
Net Increase (Decrease) in Net Assets Resulting from Operations	101,776

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	33,346	33,037
Realized Net Gain (Loss)	2,615	(1,513)
Change in Unrealized Appreciation (Depreciation)	65,815	22,665
Net Increase (Decrease) in Net Assets Resulting from Operations	101,776	54,189
Distributions
Net Investment Income	(33,346)	(33,037)
Realized Capital Gain	—	—
Total Distributions	(33,346)	(33,037)
Capital Share Transactions
Issued	219,253	134,643
Issued in Lieu of Cash Distributions	24,456	24,506
Redeemed	(127,939)	(220,972)
Net Increase (Decrease) from Capital Share Transactions	115,770	(61,823)
Total Increase (Decrease)	184,200	(40,671)
Net Assets
Beginning of Period	942,455	983,126
End of Period	1,126,655	942,455

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.41	$10.15	$10.19	$9.44	$10.12
Investment Operations
Net Investment Income	.349	.366	.386	.401	.414
Net Realized and Unrealized Gain (Loss)
on Investments	.720	.260	(.040)	.750	(.680)
Total from Investment Operations	1.069	.626	.346	1.151	(.266)
Distributions
Dividends from Net Investment Income	(.349)	(.366)	(.386)	(.401)	(.414)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.349)	(.366)	(.386)	(.401)	(.414)
Net Asset Value, End of Period	$11.13	$10.41	$10.15	$10.19	$9.44

Total Return[1]	10.41%	6.32%	3.41%	12.36%	-2.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,127	$942	$983	$939	$710
Ratio of Total Expenses to Average Net Assets	0.16%	0.17%	0.17%	0.17%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.22%	3.61%	3.75%	4.02%	4.17%
Portfolio Turnover Rate	13%	13%	18%	15%	29%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Notes to Financial Statements

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2012, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2012, the fund had

Massachusetts Tax-Exempt Fund

contributed capital of $152,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of November 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	1,117,765	—
Futures Contracts—Liabilities[1]	(3)	—	—
Total	(3)	1,117,765	—
1 Represents variation margin on the last day of the reporting period.

D. At November 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2013	(66)	(8,820)	(3)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, the fund used capital loss carryforwards of $2,236,000 to offset taxable capital gains realized during the year ended November 30, 2012. At November 30, 2012, the fund had available capital loss carryforwards totaling $7,948,000 to offset future net capital gains of $6,611,000 through November 30, 2016, $173,000 through November 30, 2018, and $1,164,000 through November 30, 2019.

Massachusetts Tax-Exempt Fund

At November 30, 2012, the cost of investment securities for tax purposes was $1,010,093,000. Net unrealized appreciation of investment securities for tax purposes was $107,672,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

F. During the year ended November 30, 2012, the fund purchased $219,242,000 of investment securities and sold $122,192,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended November 30,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	20,273	13,292
Issued in Lieu of Cash Distributions	2,255	2,412
Redeemed	(11,869)	(22,020)
Net Increase (Decrease) in Shares Outstanding	10,659	(6,316)

H. In preparing the financial statements as of November 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Massachusetts Tax-Exempt Funds and the Shareholders of Vanguard Massachusetts Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Massachusetts Tax-Exempt Fund (the “Fund”) at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 14, 2013

Special 2012 tax information (unaudited) for Vanguard Massachusetts Tax-Exempt Fund

This information for the fiscal year ended November 30, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Massachusetts Tax-Exempt Fund	5/31/2012	11/30/2012	Period
Based on Actual Fund Return	$1,000.00	$1,043.95	$0.77
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.32	0.76

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced MA Tax-Exempt Index: Barclays 10 Year Municipal Bond Index through August 31, 2003, and Barclays MA Municipal Bond Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Founder
Incorporated (communications equipment); Director	John C. Bogle
of SPX Corporation (multi-industry manufacturing);	Chairman and Chief Executive Officer, 1974–1996
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1680 012013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2012: $28,000
Fiscal Year Ended November 30, 2011: $28,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2012: $4,809,780
Fiscal Year Ended November 30, 2011: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2012: $1,812,565
Fiscal Year Ended November 30, 2011: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2012: $490,518
Fiscal Year Ended November 30, 2011: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2012: $16,000
Fiscal Year Ended November 30, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2012: $506,518
Fiscal Year Ended November 30, 2011: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: January 21, 2013
VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: January 21, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.